Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA

Ameritas Life Insurance Corp. Separate Account LLVL

("Separate Accounts")

Supplement to:

Ameritas Low-Load ® Variable Universal Life and

Ameritas Low-Load ® Survivorship Variable Universal Life

Prospectuses Dated May 1, 2008

Ameritas No-Load Variable Annuity (4080)

Prospectus Dated May 1, 2010

Supplement Dated October 4, 2013

The Calvert Variable Series, Inc. Board of Directors approved, effective as of September 11, 2013, (1) the removal of New Amsterdam Partners LLC ("New Amsterdam") as an investment subadvisor for Calvert VP SRI Balanced Portfolio (the "Portfolio") and (2) the assumption of responsibility by the current investment advisor, Calvert Investment Management, Inc., for the day to day management of the equity assets previously managed by New Amsterdam.

Therefore, in the Separate Account Variable Investment Options section of your prospectus, the reference to New Amsterdam as subadvisor to the Portfolio is removed.

Please see the Portfolio prospectus, as supplemented, for more information.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 1-800-255-9678.

PF 639 9-13